SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 8, 2007

Date of Report (date of earliest event reported)

EHEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of principal executive offices)

(650) 584-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 8, 2007, Kathleen D. LaPorte, a director of eHealth, Inc. (the “Company”), notified the Company of her intention not to stand for re-election to the Board of Directors at the Company’s 2007 annual meeting of stockholders, which is currently expected to be held on June 6, 2007. Her decision was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. LaPorte is expected to remain on the Board until the Company’s 2007 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

Date: March 14, 2007	By:	/s/ Stuart M. Huizinga
	Name:	Stuart M. Huizinga
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)